UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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Optimum Fund Trust
(Name of Registrant as Specified In Its Charter)

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PROXY MATERIALS

OPTIMUM FUND TRUST

OPTIMUM LARGE CAP GROWTH FUND
OPTIMUM LARGE CAP VALUE FUND
OPTIMUM SMALL-MID CAP GROWTH FUND
OPTIMUM SMALL-MID CAP VALUE FUND
OPTIMUM INTERNATIONAL FUND
OPTIMUM FIXED INCOME FUND

Dear Shareholder:

I am writing to let you know that a special virtual meeting (the “Meeting”) of shareholders of the Optimum Fund Trust (the “Trust”) will be held on Aug. 26, 2021 at 12:30 pm, Eastern time. In light of public health concerns regarding the coronavirus pandemic, the Meeting will be held in a virtual meeting format only. You will not be able to attend the Meeting in person. Further information regarding the virtual meeting format is included in the accompanying Proxy Statement dated July 13, 2021.

The purpose of the Meeting is to vote on a proposal that affects the Trust and each of its separate series (each, a “Fund” and collectively, the “Funds”) and your investment in one or more of them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your Fund(s). This package contains information about the proposal and the materials to use when voting by mail, telephone, or through the Internet.

Please read the enclosed materials and cast your vote on the proxy card(s) or by telephone or via the Internet. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

The proposal has been carefully reviewed by the Board of Trustees of the Trust. The Trustees, all but two of whom are currently independent Trustees, are responsible for protecting your interests as a shareholder. The Trustees believe the proposal is in the best interests of shareholders.

The Trustees recommend that you vote FOR the proposal.

The enclosed overview is provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed Proxy Statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it (them) in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the website indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions on the proposal before you vote, please call Broadridge Financial Solutions, Inc. (“Broadridge”), the Funds’ information agent for the Meeting, at 855-737-3178. Broadridge will help direct you on how you can get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

Brett D. Wright
President and Chief Executive Officer

July 13, 2021

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on August 26, 2021

To the Shareholders of:

OPTIMUM FUND TRUST

Optimum Large Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Optimum Large Cap Value Fund	Optimum International Fund
Optimum Small-Mid Cap Growth Fund	Optimum Fixed Income Fund

NOTICE IS HEREBY GIVEN that a special virtual meeting (the “Meeting”) of shareholders of the open-end registered investment company listed above (the “Trust” or the “Funds”) will be held, on Aug. 26, 2021 at 12:30 pm, Eastern time. The Meeting is being called to vote on the following proposal:

To elect Trustees to the Board of Trustees for the Trust. The nominees for election to the Board of Trustees are:

Brett D. Wright	Susan M. Stalnecker
Kevin Chavers	Robert Pettman
Robert J. Christian	Durant Adams Hunter
Pamela J. Moret	Stephen P. Mullin
Robert A. Rudell	Jon Socolofsky

Shareholders of record of the Trust as of the close of business on July 8, 2021 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Whether or not you plan to attend the virtual Meeting, please vote your shares by returning the proxy card(s) by mail in the enclosed postage-paid envelope provided, or by voting by telephone or over the Internet. Your vote is important.

By order of the Board of Trustees,

Brett D. Wright President and Chief Executive Officer

 July 13, 2021

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card(s), sign, and return it (them) in the enclosed envelope, which requires no postage if mailed within the United States. If you prefer, you may instead vote by telephone or the Internet. You may revoke your proxy at any time before or at the Meeting as provided in the attached Proxy Statement.

SHAREHOLDERS WHO HOLD SHARES IN MORE THAN ONE FUND WILL RECEIVE PROXY CARDS AND/OR PROXY MATERIALS FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES OWNED.

PROXY STATEMENT

i

PROXY STATEMENT
Dated July 13, 2021

OPTIMUM FUND TRUST

OPTIMUM LARGE CAP GROWTH FUND
OPTIMUM LARGE CAP VALUE FUND
OPTIMUM SMALL-MID CAP GROWTH FUND
OPTIMUM SMALL-MID CAP VALUE FUND
OPTIMUM INTERNATIONAL FUND
OPTIMUM FIXED INCOME FUND

This proxy statement (the “Proxy Statement”) solicits proxies to be voted at a special virtual meeting of shareholders (the “Meeting”) of the Optimum Fund Trust (the “Trust”). Each of the separate funds within the Trust is referred to as a “Fund” and they are collectively referred to as the “Funds.” The Meeting was called by the Board of Trustees of the Trust (the “Board”) to vote on the following proposal (the “Proposal”), which is described more fully below:

Proposal	Who votes on the Proposal?
To elect a Board of Trustees.	Shareholders of the Trust, with shareholders of all Funds voting collectively.

The principal office of the Trust is located at 100 Independence, 610 Market Street, Philadelphia, Pennsylvania 19106-2354. You can reach the office of the Trust by telephone by calling 800 914-0278. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Meeting will be held on Aug. 26, 2021 at 12:30 pm, Eastern time. Only Fund shareholders will be admitted to the Meeting. The Board, on behalf of each Fund, is soliciting these proxies. This Proxy Statement is first being sent to shareholders on or about July 21, 2021.

This Proxy Statement gives you information about the Trustees, the Proposal, and other matters that you should know before voting.

The Trust’s annual report to shareholders is sent to shareholders of record following the Trust’s fiscal year end. If you hold Trust shares through your participating securities dealer or other financial intermediary, you may contact your dealer for a free copy of the Trust’s most recent annual report or most recent succeeding semiannual report. If you hold Trust shares directly with Delaware Investments Fund Services Company, Inc. (“DIFSC”), the Trust’s service agent, you may request a free copy of the Trust’s most recent annual report or most recent succeeding semiannual report, if any, by calling toll-free 800 914-0278 or writing to the Trust at Attention: Shareholder Service Center, 100 Independence, 610 Market Street, Philadelphia, Pennsylvania 19106-2354. The Trust’s most recent annual report and most recent succeeding semiannual report, if any, are also available free of charge, through the Funds’ Web site at optimummutualfunds.com/literature.

Two or more shareholders of a Fund who share an address might receive only one annual report or Proxy Statement, unless the Trust has received instructions to the contrary. The Trust will promptly send a separate copy of such documents to any shareholder upon request. To request a separate copy of an annual report or the Proxy Statement, shareholders should contact your participating securities dealer or other financial intermediary, or our Shareholder Service Center at 800 914-0278.

BRIEF OVERVIEW

Important information to help you understand the Proposal.

Below is a brief overview of the Proposal to be voted upon. The Proposal is described in greater detail in the enclosed Proxy Statement. Your vote is important, no matter how large or small your holdings may be.

What Proposal am I being asked to vote on?

You are being asked to vote on the following Proposal to elect a Board of Trustees.

Has the Board approved the Proposal?

Yes. The Board of Trustees of the Trust has unanimously approved the Proposal and recommends that you vote to approve the Proposal.

What is the role of the Board of Trustees?

The Trust is governed by a Board of Trustees, which has oversight responsibility for the management of the Trust’s business affairs. Trustees establish procedures and oversee and review the performance of the investment advisor, the sub-advisors, the distributor, and others who perform services for the Trust.

Who are the Trustee Nominees and how were they selected?

Nine of the ten Trustee Nominees standing for election are presently members of the Board of Trustees for the Trust. The Board of Trustees’ Nominating and Governance Committee considered the qualifications of prospective Board members and recommended that the Trustee Nominees be elected.

Who may vote and how many votes am I entitled to cast?

Only shareholders of record of the Funds on the record date will be entitled to notice of, and to vote at, the Meeting on the matter described in this Proxy Statement. The record date is the close of business on July 8, 2021. Shareholders will be entitled to one vote for each dollar of Net Asset Value (number of Shares owned times Net Asset Value per share) of each Fund on any matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote.

How do I vote my shares?

You may vote by completing, signing, and returning the enclosed proxy card in the enclosed postage paid envelope. You may also vote by telephone by calling the toll-free number indicated on your proxy card or via the Internet at proxyvote.com. In addition, you may attend the virtual Meeting and vote at that time.

PROPOSAL: TO ELECT A BOARD OF TRUSTEES

Introduction to the Proposal

In the Proposal, shareholders are being asked to elect ten trustees (the “Trustee Nominees”) to the Board of the Trust.

The Trust is governed by a Board, which has oversight responsibility for the management of the Trust’s business affairs. Trustees establish procedures and oversee and review the performance of the investment advisor, the sub-advisors, the distributor, and others who perform services for the Trust.

Who are the Trustee Nominees?

The trustees of the Board (each, a “Trustee” and collectively, the “Trustees”) are responsible for supervising the management of the Trust and serving the needs and best interests of Fund shareholders. Nine of the Trustee Nominees standing for election are presently members of the Board: Brett D. Wright, Robert Pettman, Robert J. Christian, Durant Adams Hunter, Pamela J. Moret, Stephen P. Mullin, Robert A. Rudell, Jon Socolofsky, and Susan M. Stalnecker. Kevin Chavers has not previously served as a Trustee for the Trust. Brett D. Wright has served as the President and Chief Executive Officer of the Trust since March 29, 2019.

Eight of the ten Trustee Nominees are not “interested persons” of the Trust, as that term is defined in the 1940 Act (together, the “Independent Trustees”). Mr. Wright and Mr. Pettman are deemed to be “Interested Trustees” of the Trust because of their executive and management positions or relationships with the Funds’ service providers or sub-service providers. Appendix A contains a description of the background of the Trustee Nominees and related information.

If elected, each Trustee Nominee will hold office during the lifetime of the Trust and until its termination except for a Trustee’s: resignation, death or mental/physical incapacity or removal. The Trustee Nominees are available to serve and have consented to serve if elected. If a Trustee Nominee should become unavailable to serve before the Meeting, the designated proxy holders will have the authority to vote in their discretion for another person or persons who may be nominated by the Board’s Nominating and Governance Committee as Trustees.

How are nominees for Trustee selected?

The Board’s Nominating and Governance Committee recommends nominations for Board members and considers the qualifications of prospective Board members. The committee also monitors the performance of counsel for the Independent Trustees. The committee will consider shareholder recommendations for Trustee nominations only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to fill a vacancy on the Board must submit their recommendations in writing to the Nominating and Governance Committee, c/o Optimum Fund Trust at 100 Independence, 610 Market Street, Philadelphia, Pennsylvania 19106-2354. Shareholders should include appropriate information on the background and qualifications of any candidate recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be kept on file for consideration when there is a vacancy on the Board. The Committee consists of Durant Adams Hunter; Stephen P. Mullin; and Pamela J. Moret, all of whom are Independent Trustees. The Board’s Nominating and Governance Committee held four meetings during the 12-month period ended March 31, 2021. The Board has adopted and approved a formal written charter for the Nominating and Governance Committee, a copy of which is attached as Appendix B to this Proxy Statement.

The Trustees regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board. The Board believes that it generally benefits from diversity among its members. In the evaluation of Trustee candidates, the Board believes that diversity with respect to factors such as background, education, experience, skills, differences of viewpoint, race, gender, national origin, and other factors that contribute to the Board’s having an appropriate range of expertise, talents, experiences and viewpoints is an important consideration in the Board’s composition. In addition to discussing diversity considerations in connection with the evaluation of each candidate for Board membership, the Board requests that the Nominating and Governance Committee discuss diversity considerations on a periodic basis in connection with the composition of the Board as a whole.

The Nominating and Governance Committee met on several occasions, including June 17, 2021, to evaluate candidates for positions on the Board, including evaluating candidates’ qualifications for Board membership and their independence from the Funds’ investment manager (Delaware Management Company, “DMC”) and its affiliates and other Fund service providers, as well as such other information as the Committee deemed relevant to its considerations. The Nominating and Governance Committee recommended the Trustee Nominees for nomination by the Independent Trustees, and at their meeting on June 17, 2021, the Independent Trustees and the full Board selected and nominated the Trustee Nominees for election by the shareholders of each Trust.

In reaching its determination that an individual should serve or continue to serve as a Trustee of the Trust, the committee considers, in light of the Trust’s business and structure, the individual’s experience, qualifications, attributes and skills (the “Selection Factors”). No one Selection Factor is determinative, but some of the relevant factors that have been considered include: (i) the Trustee Nominee’s business and professional experience and accomplishments, including prior experience in the financial services industry or on other boards; (ii) the ability to work effectively and collegially with other people; and (iii) how the Trustee Nominee’s background and attributes contribute to the overall mix of skills and experience on the Board as a whole. It is believed that the specific background of each Trustee Nominee demonstrates that each Trustee Nominee has appropriate Selection Factors to evidence the Trustee Nominee’s ability to serve on the Board. In particular, Messrs. Pettman, Christian, Socolofsky, Rudell, Chavers and Wright and Ms. Moret have each held senior management positions at major financial services firms, and each of these individuals has had experience dealing with mutual funds and/or asset managers prior to becoming Trustees. Mr. Mullin is an economist who teaches at Drexel University, and he is currently a principal in an economic consulting firm. He also was previously the Finance Director for the City of Philadelphia. Mr. Hunter is an executive recruiter and is currently a partner in an executive search and board services firm. He focuses on investment management. Ms. Stalnecker was employed by E.I. du Pont de Nemours & Co., serving in numerous senior roles during her tenure, including Vice President and Treasurer, and most recently as Vice President of Corporate Productivity and Hospitality. She also is currently a Trustee for the Duke Health System, and she serves on the Board of Directors of Leidos and Bioventus. Mr. Chavers served as a managing director at BlackRock Inc. and Morgan Stanley, a vice president of Goldman Sachs & Co., and president of Ginnie Mae. He also serves on the Board of Directors of SMBC Americas Holdings, Inc. and Chimera Investment Corporation.

How often does the Board meet and how are the Trustees compensated?

The Board held 4 meetings during the 12-month period ended March 31, 2021. The Trust does not hold annual meetings at which Trustees are elected.

No Independent Trustee owns, beneficially or of record, securities issued by any investment advisor or principal underwriter of any of the Funds, or a person directly or indirectly controlling, controlled by, or under common control with any of the foregoing. The table in Appendix C shows the dollar range of shares of each Fund and the aggregate dollar range of shares of the Optimum Fund Trust that were beneficially owned by the Trustee Nominees as of December 31, 2020.

Each Independent Trustee is compensated by the Trust. Mr. Wright and Mr. Pettman are not Independent Trustees and are not compensated by the Trust for serving as a Trustee. Trust officers are not compensated by the Trust. The table in Appendix D shows the compensation that each Independent Trustee received from the Trust during the 12-month period ended March 31, 2021.

Who are the principal officers of the Trust?

Officers of the Trust are appointed by the Trust’s Board and serve at the pleasure of the Board. Appendix E identifies the principal officers of the Trust and provides certain background and related information.

What are the standing committees of the Board?

The Trust’s Board has two standing committees: the Audit Committee and the Nominating and Governance Committee.

Audit Committee. This committee monitors accounting and financial reporting policies and practices and internal controls for the Trust. It also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Trust’s Audit Committee consists of the following four Independent Trustees: Susan M. Stalnecker, Chairperson; Robert J. Christian; Robert A. Rudell; and Jon E. Socolofsky. The Audit Committee held 5 meetings during the 12-month period ended March 31, 2021.

Nominating and Governance Committee. Information on the Nominating and Governance Committee is provided above under “How are nominees for Trustee selected?”

Who are the Trust’s independent auditors?

Selection of Auditors. The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP (“PwC”) to serve as the Funds’ independent registered public accounting firm. Representatives of PwC are not expected to be present at the Meeting, however they will be provided an opportunity to make a statement if they desire to do so and will be available telephonically if necessary to respond to appropriate questions.

Audit Fees. Appendix F shows the aggregate fees billed for the Trust for each of the last two fiscal years for professional services rendered by PwC for the audit of the Trust’s annual financial statements and for services that normally are provided by PwC in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees. The Trust was not billed during its last two fiscal years for assurance and related services rendered by PwC that were reasonably related to the audit or review of the Trust’s financial statements but where such services were not reported under “Audit Fees” above. Appendix F shows for the last two fiscal years of the Trust the aggregate audit-related fees billed by PwC for providing such services to DMC or other service providers that are under common control with DMC. These audit-related services included the following: year-end audit procedures, group reporting and subsidiary statutory audits.

Tax Fees. Appendix F also shows the aggregate fees billed for the Trust in each of the last two fiscal years for tax-related services rendered by PwC to the Trust for tax compliance, tax advice, and tax planning. These tax-related services consisted of the review of income tax returns and annual excise distribution calculations. During the Trust’s last two fiscal years, PwC provided tax-related services to DMC or other service providers under common control with DMC.

Aggregate Non-Audit Fees. Appendix F also shows, for the Trust’s last two fiscal years, the aggregate non-audit fees billed by PwC for services rendered to the Trust, DMC, and any entity controlling, controlled by, or under common control with DMC that provides ongoing services to the Trust.

The Audit Committee has considered whether the provision of non-audit services that were rendered to DMC, and any entity controlling, controlled by, or under common control with DMC that provides ongoing services to the Trust, is compatible with maintaining the independence of PwC. The Audit Committee has determined that PwC’s provision of these services is compatible with maintaining PwC’s independence.

All Other Fees. There were no additional fees paid by the Trust or by DMC or other service providers under common control with the Funds’ investment advisor during the Trust’s last two fiscal years for products and services provided by PwC that relate directly to the operations or financial reporting of the Trust.

What is a quorum and what is the required vote to elect Trustees?

A “Quorum” is the minimum number of shares that must be present in order to conduct the Meeting. A Quorum for the Trust or a particular Fund means one-third (33 1/3%) of the shares of the Trust or Fund that are entitled to vote at the Meeting, present virtually or represented by proxy.

Provided that Quorum requirements for the Trust have been satisfied, each Trustee Nominee will be elected to the Board of the Trust by the affirmative vote of a plurality of votes cast collectively by shareholders of all the Funds of the Trust. This means that the ten individuals receiving the largest number of votes will be elected. The votes of all the shares of the Funds will be counted together in determining the results of the voting for the Proposal.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE
TRUSTEE NOMINEES UNDER THE PROPOSAL.

VOTING INFORMATION

How will shareholder voting be handled?

Only shareholders of record of the Funds at the close of business on July 8, 2021 (the “Record Date”), will be entitled to notice of, and to vote at, the Meeting on the matter described in this Proxy Statement. Shareholders will be entitled to one vote for each dollar of Net Asset Value of a Fund and a fractional dollar amount is entitled to a proportionate fractional vote. If sufficient votes to approve the Proposal are not received by the date of the Meeting or any reconvened Meeting following an adjournment, the Meeting or reconvened Meeting may be adjourned for the Proposal to permit further solicitations of proxies. The persons named as proxies on the enclosed proxy cards will vote their proxies in their discretion on questions of adjournment and any other items (other than the Proposal) that properly come before the Meeting. A majority of the votes cast by shareholders of a Fund present virtually or by proxy at the Meeting (whether or not sufficient to constitute a quorum for the Fund) may adjourn the Meeting. The Meeting may also be adjourned by the Chairperson of the Meeting.

Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting. Broker non-votes are proxies from brokers or nominees that vote on matters for which they have discretionary authority to vote (“discretionary items,” e.g., the election of trustees), but also indicate that they have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary authority to vote (“non-discretionary items,” e.g., changes to fundamental investment restrictions). Because the Meeting has only a discretionary item on the agenda, the Funds do not anticipate receiving broker non-votes. Abstentions and broker non-votes are considered as shares present at the Meeting but are not considered votes cast. As a result, abstentions and broker non-votes will have no effect on the Proposal, which requires an affirmative vote of a plurality of votes cast.

Broker-dealers that hold a Fund’s shares in “street name” for the benefit of their customers will request the instructions of such customers on how to vote their shares on the Proposal. The Trust understands that, under the rules of the New York Stock Exchange (“NYSE”), such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The election of a Trustee is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card/voting instruction form may have their shares voted by broker-dealer firms in favor of the Proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

How do I ensure my vote is accurately recorded?

In light of public health concerns regarding the coronavirus pandemic, the Meeting will be held in a virtual meeting format only. You will not be able to attend the Meeting in person. Shareholders of record on the Record Date for the Meeting may participate in and vote at the Meeting on the Internet by virtual means. To participate in the Meeting virtually shareholders must register in advance by visiting viewproxy.com/OptimumFunds/broadridgevsm/ and submitting the requested required information to Broadridge, the Fund’s proxy tabulator. Shareholders whose shares are registered directly with the Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration at the virtual Meeting should be received no later than 3:00 pm, Eastern Time, on Aug. 25, 2021, but in any event must be received by the scheduled time for commencement of the Meeting. Once shareholders have obtained a new control number, they must visit viewproxy. com/OptimumFunds/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Meeting. After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting.

Shareholders may vote before or during the Meeting through the Internet at proxyvote.com. Only shareholders of the Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting. You may also vote by completing, signing, and returning the enclosed proxy card in the enclosed postage paid envelope, or by telephone at the toll-free phone number found on your ballot. If you return your signed proxy card or vote by telephone or through the Internet, your vote will be officially cast at the Meeting in accordance with your voting instructions by the persons appointed as proxies. A proxy card is, in essence, a ballot. If you sign and date the proxy card but give no voting instructions, your shares will be voted in favor of the Trustee Nominees. Your proxies will also be voted in the discretion of the persons appointed as proxies on any other matters that may properly come before the Meeting or any adjournment or postponement of the Meeting, although management of the Funds does not expect any such matters to come before the Meeting.

May I revoke my proxy?

You may revoke your proxy at any time for a Fund before it is voted by sending a written notice to the Fund expressly revoking your proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the virtual Meeting and voting there as described above. If you submit a new vote, electronically or otherwise, such subsequent vote will override your prior vote. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy. If you wish to vote virtually at the Meeting, you must obtain a legal proxy from your broker of record as detailed above.

What other matters will be voted upon at the Meeting?

The Board does not intend to bring any matters before the Meeting other than as described in this Proxy Statement. Because the Meeting is a special meeting, the Board does not anticipate that any other matters will be brought before the Meeting by others. However, if any other matter legally comes before the Meeting, proxies will be voted in the discretion of the persons appointed as proxies.

Who is entitled to vote?

Only shareholders of record on the Record Date will be entitled to vote at the Meeting on the matters described in this Proxy Statement. The table in Appendix H shows as of the Record Date, as to each of the Funds, the number of shares outstanding.

Who will pay the expenses of the Meeting?

Each Fund will bear its proportionate cost of the proxy preparation, mailing and solicitation. Costs will be generally allocated proportionally across each Fund based on its relative amount of assets under management as compared to the other Funds. The Funds have engaged Broadridge Financial Solutions, Inc. (“Broadridge”) to mail the proxy statement to the Funds’ shareholders and act as the information agent and judge of elections for the Meeting at an anticipated cost of approximately $650,000. In addition, the Funds have engaged Diversified Global Graphics Group (“DG3”) to print the proxy statement at an anticipated cost of approximately $17,000. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes.

What other solicitations will be made?

This proxy solicitation is being made by the Board for use at the Meeting. In addition to solicitations by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts.

In addition to solicitations by mail, officers and employees of the Trust, DMC, and their affiliates may, without extra pay, conduct additional solicitations by telephone, telecopy, and personal interviews. The Funds expect that any solicitations will be primarily by mail, but also may include telephone, telecopy, or oral solicitations. The Funds will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. Reasonable out-of-pocket expenses of broker/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with the proxy solicitation will be borne by the Funds.

As the Meeting date approaches, you may receive a telephone call from a representative of Broadridge if your votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Broadridge representative is required to ask for each shareholder’s full name and address, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Broadridge representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information elicited matches the information previously provided to Broadridge, then the Broadridge representative has the responsibility to explain the voting process, read the Proposals listed on the proxy card, and ask for the shareholder’s instructions on the Proposal. Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Broadridge will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call Broadridge immediately if his or her instructions are not correctly reflected in the confirmation.

Why did my household receive only one copy of this Proxy Statement?

Unless you have instructed the Funds not to do so, only one copy of this Proxy Statement will be mailed to multiple Fund shareholders sharing an address (a “Household”), even if more than one shareholder in a Household is a Fund shareholder of record. If you need additional copies of this Proxy Statement, if you do not want the mailing of proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for the Household, please contact your participating broker/dealer firm or other financial intermediary or, if you hold Fund shares directly with the Funds, you may call our Shareholder Service Center at 800 914-0278.

How do I submit a shareholder proposal for inclusion in the Trust’s proxy statement for a future shareholder meeting?

The governing instruments of the Trust do not require that the Funds hold annual meetings of shareholders. Each Fund would be, however, required to call meetings of shareholders in accordance with the requirements of the 1940 Act to seek approval of new or material amendments to the advisory arrangements with DMC or of a change in the fundamental investment policies, objectives or restrictions of a Fund. The Trust also would be required to hold a shareholder meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Trust’s governing instruments generally provide that a shareholder meeting may be called by the Trustees or upon written request of shareholders owning at least one-tenth of the outstanding shares entitled to vote.

Shareholders of a Fund wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting must send their written proposal to that Fund a reasonable time before the Board’s solicitation relating to that meeting is to be made. Shareholder proposals must meet certain legal requirements established by the SEC and the Funds’ governing documents, so there is no guarantee that a shareholder’s proposal will actually be included in the next proxy statement. The persons named as proxies in future proxy materials of a Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of that proposal has not been received by that Fund within a reasonable period of time before the Board’s solicitation relating to that meeting is made. Written proposals with regard to a Fund should be sent to the Secretary of the Trust, David F. Connor, at the address of the Funds given below.

How may I communicate with the Board?

Shareholders who wish to communicate to the Board may address correspondence to the Trust’s Secretary, David F. Connor, Optimum Fund Trust, 100 Independence, 610 Market Street, Philadelphia, Pennsylvania 19106-2354. Without opening any such correspondence, Trust management will promptly forward all applicable correspondence to the intended recipient(s).

MORE INFORMATION ABOUT THE FUNDS

Transfer Agency Services. DIFSC, an affiliate of DMC, located at 100 Independence, 610 Market Street, Philadelphia, Pennsylvania 19106-2354, serves as the Funds’ shareholder servicing, dividend disbursing, and transfer agent (the “Transfer Agent”) pursuant to a Mutual Fund Services Agreement. The Transfer Agent is paid a fee by the Funds for providing these services consisting of an asset-based fee and certain out-of-pocket expenses. The Transfer Agent will bill, and the Funds will pay, such compensation monthly. The Transfer Agent’s compensation is fixed each year and approved by the Board, including a majority of the Independent Trustees.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”), 4400 Computer Drive, Westborough, MA 01581, provides subtransfer agency services to the Funds and BNYMIS’s subtransfer agency fees are passed on to, and paid directly by, the Funds. In connection with these services, BNYMIS administers the overnight investment of cash pending investment in the Funds or payment of redemptions. The proceeds of this investment program are used to offset the Funds’ transfer agency expenses.

Fund Accountants. The Bank of New York Mellon (“BNY Mellon”), 240 Greenwich Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Funds. Those services include performing functions related to calculating the Funds’ NAVs and providing financial reporting information, regulatory compliance testing and other related accounting services. For these services, the Funds pay BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges.

DIFSC provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds’ pricing process, the calculation and payment of Fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DIFSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, the Funds pay DIFSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. The fees payable to BNY Mellon and DIFSC under the service agreements described above will be allocated among all Funds on a relative NAV basis.

Distribution Services. Delaware Distributors, L.P., located at 100 Independence, 610 Market Street, Philadelphia, Pennsylvania 19106-2354, serves as the national distributor of the Funds’ shares. The Distributor is an affiliate of DMC. The Distributor has agreed to use its best efforts to sell shares of the Funds. Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust.

During the last fiscal year, the Funds paid brokerage commissions for portfolio securities to the following brokers that are affiliates (or an affiliate of an affiliate) of the Funds, DMC, DDLP, or DIFSC during the Fund’s most recently completed fiscal year.

Fund	Affiliated Broker	Amounts Paid to Affiliated Broker
Optimum Large Cap Growth Fund	Macquarie ALG	$28.23
Optimum Large Cap Growth Fund	Macquarie Group LTD	$60.87

Consulting Services. DMC has entered into a Consulting Services Agreement with LPL Financial Corporation (“LPL”) to provide research to assist DMC in evaluating and monitoring Fund performance and the sub-advisors, and to assist when DMC makes recommendations to the Trustees about hiring and changing sub-advisors. DMC is responsible for paying LPL a fee in connection with such services.

PRINCIPAL HOLDERS OF SHARES

As of June 30, 2021, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of each Fund or class thereof.

As of June 30, 2021, the Trust believes that the following shareholders held of record 5% or more of the outstanding shares of each Class of the Funds. The Trust has no knowledge of beneficial ownership of 5% or more of the outstanding shares of any class of any Fund.

Fund/Class	Account Name/Address	Percentage
OPTIMUM FIXED INCOME	LPL FINANCIAL	96.41%
FUND – CLASS A	OMNIBUS CUSTOMER ACCOUNT
	ATTN LINDSAY OTOOLE
	4707 EXECUTIVE DRIVE
	SAN DIEGO CA 92121
OPTIMUM FIXED INCOME	LPL FINANCIAL	96.57%
FUND – CLASS C	OMNIBUS CUSTOMER ACCOUNT
	ATTN LINDSAY OTOOLE
	4707 EXECUTIVE DRIVE
	SAN DIEGO CA 92121
OPTIMUM FIXED INCOME	LPL FINANCIAL	98.79%
FUND – INSTITUTIONAL CLASS	OMNIBUS CUSTOMER ACCOUNT
	ATTN LINDSAY OTOOLE
	4707 EXECUTIVE DRIVE
	SAN DIEGO CA 92121
OPTIMUM INTERNATIONAL	LPL FINANCIAL	96.03%
FUND – CLASS A	OMNIBUS CUSTOMER ACCOUNT
	ATTN LINDSAY OTOOLE
	4707 EXECUTIVE DRIVE
	SAN DIEGO CA 92121
OPTIMUM INTERNATIONAL	LPL FINANCIAL	94.97%
FUND – CLASS C	OMNIBUS CUSTOMER ACCOUNT
	ATTN LINDSAY OTOOLE
	4707 EXECUTIVE DRIVE
	SAN DIEGO CA 92121
OPTIMUM INTERNATIONAL	LPL FINANCIAL	98.49%
FUND – INSTITUTIONAL	OMNIBUS CUSTOMER ACCOUNT
CLASS	ATTN LINDSAY OTOOLE
	4707 EXECUTIVE DRIVE
	SAN DIEGO CA 92121
OPTIMUM LARGE CAP	LPL FINANCIAL	93.63%
GROWTH FUND – CLASS A	OMNIBUS CUSTOMER ACCOUNT
	ATTN LINDSAY OTOOLE
	4707 EXECUTIVE DRIVE
	SAN DIEGO CA 92121
OPTIMUM LARGE CAP	LPL FINANCIAL	93.63%
GROWTH FUND – CLASS C	OMNIBUS CUSTOMER ACCOUNT
	ATTN LINDSAY OTOOLE
	4707 EXECUTIVE DRIVE
	SAN DIEGO CA 92121

Fund/Class	Account Name/Address	Percentage
OPTIMUM LARGE CAP	LPL FINANCIAL	97.35%
GROWTH FUND –	OMNIBUS CUSTOMER ACCOUNT
INSTITUTIONAL CLASS	ATTN LINDSAY OTOOLE
	4707 EXECUTIVE DRIVE
	SAN DIEGO CA 92121
OPTIMUM LARGE CAP	LPL FINANCIAL	94.59%
VALUE FUND – CLASS A	OMNIBUS CUSTOMER ACCOUNT
	ATTN LINDSAY OTOOLE
	4707 EXECUTIVE DRIVE
	SAN DIEGO CA 92121
OPTIMUM LARGE CAP	LPL FINANCIAL	94.77%
VALUE FUND – CLASS C	OMNIBUS CUSTOMER ACCOUNT
	ATTN LINDSAY OTOOLE
	4707 EXECUTIVE DRIVE
	SAN DIEGO CA 92121
OPTIMUM LARGE CAP	LPL FINANCIAL	97.98%
VALUE FUND –	OMNIBUS CUSTOMER ACCOUNT
INSTITUTIONAL CLASS	ATTN LINDSAY OTOOLE
	4707 EXECUTIVE DRIVE
	SAN DIEGO CA 92121
OPTIMUM SMALL-MID CAP	LPL FINANCIAL	93.09%
GROWTH FUND – CLASS A	OMNIBUS CUSTOMER ACCOUNT
	ATTN LINDSAY OTOOLE
	4707 EXECUTIVE DRIVE
	SAN DIEGO CA 92121
OPTIMUM SMALL-MID CAP	LPL FINANCIAL	92.94%
GROWTH FUND – CLASS C	OMNIBUS CUSTOMER ACCOUNT
	ATTN LINDSAY OTOOLE
	4707 EXECUTIVE DRIVE
	SAN DIEGO CA 92121
OPTIMUM SMALL-MID CAP	LPL FINANCIAL	97.69%
GROWTH FUND –	OMNIBUS CUSTOMER ACCOUNT
INSTITUTIONAL CLASS	ATTN LINDSAY OTOOLE
	4707 EXECUTIVE DRIVE
	SAN DIEGO CA 92121
OPTIMUM SMALL-MID CAP	LPL FINANCIAL	95.87%
VALUE FUND – CLASS A	OMNIBUS CUSTOMER ACCOUNT
	ATTN LINDSAY OTOOLE
	4707 EXECUTIVE DRIVE
	SAN DIEGO CA 92121
OPTIMUM SMALL-MID CAP	LPL FINANCIAL	95.20%
VALUE FUND – CLASS C	OMNIBUS CUSTOMER ACCOUNT
	ATTN LINDSAY OTOOLE
	4707 EXECUTIVE DRIVE
	SAN DIEGO CA 92121
OPTIMUM SMALL-MID CAP	LPL FINANCIAL	98.53%
VALUE FUND –	OMNIBUS CUSTOMER ACCOUNT
INSTITUTIONAL CLASS	ATTN LINDSAY OTOOLE
	4707 EXECUTIVE DRIVE
	SAN DIEGO CA 92121

APPENDICES TO
PROXY STATEMENT

APPENDIX A – TRUSTEE NOMINEES
APPENDIX B – NOMINATING AND GOVERNANCE COMMITTEE CHARTER
APPENDIX C – FUND SHARE BENEFICIAL OWNERSHIP BY TRUSTEE NOMINEES
APPENDIX D – TRUSTEE COMPENSATION
APPENDIX E – PRINCIPAL OFFICERS OF THE TRUST
APPENDIX F – AUDITOR INFORMATION
APPENDIX G – TRUSTEES AND OFFICERS OF DMC
APPENDIX H – NUMBER OF SHARES OF EACH FUND OUTSTANDING

APPENDIX A – TRUSTEE NOMINEES

Number of
Portfolios
in Fund
Complex[1]
Name, Address, and	Position(s) Held	Length of	Principal Occupation(s)	Overseen	Other Directorships Held
Birth Date	with the Trust	Time Served	During Past 5 Years	by Trustee	by Trustee
Interested Trustees

Brett D. Wright[2]	Trustee, President	Since	Head of Client Solutions	6	None
100 Independence,	and Chief	March 29, 2019	Group — Macquarie
610 Market Street	Executive Officer		Asset Management,
Philadelphia,			Americas (2016-Present)
PA 19106-2354
Head of Third-Party
Feb. 1970			Distribution —
Macquarie Investment
Management (2014-2016)

Western Division Sales
Manager — Delaware
Investments (2011-2014)

Robert Pettman[2]	Trustee	Since	Executive Vice President,	6	None
100 Independence,		June 21, 2019	Product and Platform
610 Market Street			Management —
Philadelphia,			LPL Financial
PA 19106-2354			(Financial services)
(2005-present)
June 1979

Number of
Portfolios
in Fund
Complex[1]
Name, Address, and	Position(s) Held	Length of	Principal Occupation(s)	Overseen	Other Directorships Held
Birth Date	with the Trust	Time Served	During Past 5 Years	by Trustee	by Trustee
Independent Trustees

Robert J. Christian	Chairman	Chairman since	Private Investor	6	Trustee — Fund Vantage
100 Independence,	and Trustee	March 19, 2009	(2006–Present)		Trust (34 mutual
610 Market Street		Trustee since Nov.			funds) (2007-Present)
Philadelphia,		1, 2007
PA 19106-2354					Trustee — Third
Avenue Trust (3 mutual
Feb. 1949					funds) (2019-Present)

Trustee — Third
Avenue Variable
Series Trust (1 mutual
fund) (2019-Present)

Kevin Chavers	Trustee Nominee	N/A	Private Investor	N/A	Director – SMBC
100 Independence,			(2021–Present)		Americas Holdings,
610 Market Street					Inc. (2021-present)
Philadelphia, PA			Managing Director –
19106-2354			BlackRock, Inc.		Director – Chimera
			(Financial services)		Investment Corporation
Aug. 1963			(2011-2021)		(2021-present)

Durant	Trustee	Since	Founder —	6	None
Adams Hunter		July 17, 2003	Ridgeway Partners
100 Independence,			(Executive recruiting)
610 Market Street			(2004–Present)
Philadelphia,
PA 19106-2354
Nov. 1948

Pamela J. Moret	Trustee	Since	Private Investor	6	Director — Blue
100 Independence,		Oct. 1, 2013	(2015-Present)		Cross Blue Shield of
610 Market Street					Minnesota (2014–Present)
Philadelphia,			Chief Executive
PA 19106-2354			Officer —
brightpeak financial
Feb. 1956			(2011–2015)

Senior Vice President —
Thrivent Financial
for Lutherans
(2002–2015)

Stephen P. Mullin	Trustee	Since	Principal — Econsult	6	None
100 Independence,		July 17, 2003	Solutions, Inc.
610 Market Street			(2020-Present)
Philadelphia,
PA 19106-2354			President — Econsult
Solutions, Inc.
Feb. 1956			(2013-2020)

Number of
Portfolios
in Fund
Complex[1]
Name, Address, and	Position(s) Held	Length of	Principal Occupation(s)	Overseen	Other Directorships Held
Birth Date	with the Trust	Time Served	During Past 5 Years	by Trustee	by Trustee
Independent Trustees (continued)

Robert A. Rudell	Trustee	Since	Private Investor	6	Director and Independent
100 Independence,		July 17, 2003	(2002–Present)		Chairman — Heartland
610 Market Street					Funds (3 mutual
Philadelphia,					funds) (2005–Present)
PA 19106-2354

Sept. 1948

Jon Socolofsky	Trustee	Since	Private	6	None
100 Independence,		July 17, 2003	Investor (2002-Present)
610 Market Street
Philadelphia,			President — H&S
PA 19106-2354			Enterprises of Minocqua,
LLC (Commercial real
March 1946			estate developer)
(2005-2019)

Susan M. Stalnecker	Trustee	Since	Senior Advisor — Boston	6	Trustee — Duke Health
100 Independence,		Dec. 14, 2016	Consulting Group		System (2010-Present)
610 Market Street			(2016-Present)
Philadelphia,					Director —
PA 19106-2354			Vice President -		Leidos (2016-Present)
Productivity & Shared
Jan. 1953			Services — E.I. du Pont		Director —
			de Nemours and Company		Bioventus (2018-Present)
(2012-2016)

Vice President and
Treasurer — E.I. du Pont
de Nemours and Company
(2006-2012)
____________________

1	The term “Fund Complex” refers to the Trust’s Funds.
2	“Interested persons” of the Funds by virtue of their executive and management positions or relationships with the Funds’ service providers or sub-service providers.

APPENDIX B – NOMINATING AND GOVERNANCE COMMITTEE CHARTER

OPTIMUM FUND TRUST
NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Nominating and Governance Committee Membership

The Nominating and Governance Committee shall be composed of three or more members, each of whom shall be disinterested ("independent") as defined in the Investment Company Act of 1940, as amended (“1940 Act”). One member of the Committee shall be designated by the Board as Chair. Each member of the Committee shall serve at the discretion of the Board. The Chair and members of the Committee shall receive such compensation for their service on the Committee as the Board may determine from time to time.

Board Nominations and Functions

1. Independent Trustees. Independent Trustees are to be selected and nominated solely by incumbent independent Trustees. The Committee shall make recommendations for nominations for independent trustee membership on the Board of Trustees to the incumbent independent Trustees. The Committee shall evaluate candidates' qualifications for Board membership and their independence from the Funds' manager and other affiliates and principal service providers. Persons selected must be independent in terms of both the letter and spirit of the governing rules and regulations. The Committee shall also consider the effect of any relationships beyond those delineated in the governing rules and regulations that might impair independence, e.g., business, financial or family relationships with managers or service providers.

2. Interested Trustees. The Committee shall evaluate candidates' qualifications and make recommendations for interested trustee membership on the Board of Trustees to the full Board.

3. Shareholder Recommendations. The Committee will consider shareholder recommendations for Trustee nominations only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to fill a vacancy on the Board must submit their recommendations in writing to the Nominating and Governance Committee, c/o Optimum Fund Trust at 100 Independence, 610 Market Street, Philadelphia, Pennsylvania 19106-2354. Shareholders should include appropriate information on the background and qualifications of any candidate recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.

4. Identification and Evaluation of Potential Nominees. The Board and the Committee believe that it is in the best interest of the Funds and their shareholders to obtain highly qualified candidates to serve as members of the Board. The Board and the Committee believe the Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Committee shall evaluate each potential nominee to serve as a Trustee of the Funds, which evaluation shall include, at a minimum, (i) to the extent required, compliance with the independence requirements and other standards of the 1940 Act and the U.S. Securities and Exchange Commission, all other applicable laws, rules, regulations, and the criteria, policies and principles set forth in this Charter and (ii) other factors that the Committee may deem relevant to the position, which may include but shall not be limited to:

●	the person’s educational background; business, professional training or practice (e.g., accounting or law); public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, pubic companies or significant private or not-for-profit entities or other organizations, and/or other life experiences;

●	whether the person's professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations;

●	the character and integrity of the person;
●	whether or not the person has any criminal convictions (other than traffic violations) or felony or misdemeanor convictions involving the purchase or sale of a security;
●	whether or not the person has been the subject of any order, judgment or decree (which was not subsequently reversed, suspended or vacated) of any federal or state authority finding that the individual violated or is in violation of any federal or state securities laws;

●	whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee or independent Trustee of the Funds;
●	with respect to service as an independent Trustee, whether or not the person has any relationships that might impair his or her independence, such as any business, charitable, financial or family relationships with Fund management, the investment adviser of the Funds, any principal underwriter of the Funds, any subadviser to the Funds, or other Fund service providers or their affiliates;

●	whether or not the person is financially literate pursuant to the audit committee’s membership standards and whether or not the person may qualify as an “audit committee financial expert”;
●	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes;
●	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of the Funds; and
●	whether or not the selection and nomination of the person would be consistent with the requirements of the Funds’ retirement policy.

5. Board Composition. The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

6. Term of Service. A Trustee shall submit his or her written resignation as a member of the Board by the end of the year upon which the individual reaches the age of 75. The resignation shall be effective upon its acceptance by the Board. It is recognized that the best interests of the Funds and their shareholders may be affected by the timing of the resignation or retirement of a Trustee and that the resignation or retirement of more than one Trustee in a short period of time might, under then prevailing circumstances, not be in the best interests of the Funds and their shareholders. The sense of the Board, however, is, except under extraordinary circumstances, no Trustee shall serve beyond the end of the year upon which the individual reaches the age of 75. In addition, no Trustee shall serve as the Chair of any Board Committee or as Chair of the full Board beyond the end of the year upon which the individual reaches the age of 73.

Other Powers and Responsibilities

1. The Committee shall evaluate annually, or as otherwise necessary, the ability of each Trustee to function effectively in the discharge of his/her oversight and fiduciary responsibilities as a Trustee. The Chair of the Committee shall undertake appropriate action as required by law or based on the Committee's evaluation.

2. The Committee shall evaluate annually, or as otherwise necessary, the performance of the Trust’s Chief Compliance Officer (“CCO”) and such CCO’s annual compensation and make a recommendation in regards to the adequacy of the CCO’s annual compensation to the full Board.

3. The Committee shall, together with the Independent Chair, monitor the performance of counsel for the independent Trustees.

4. Per the instructions of the Committee, shareholders who wish to communicate to the Board may address correspondence to the Trust’s Secretary at 100 Independence, 610 Market Street, Philadelphia, Pennsylvania 19106-2354. Trust management will promptly forward all applicable correspondence to the intended recipient(s) on the Board.

5. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

6. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Approved: Dec. 16, 2004
Amended: Sept. 15, 2005
Amended: June 14, 2007
Amended: Sept. 22, 2011
Amended: Dec. 10, 2013
Amended: Sept. 19, 2017
Amended: June 19, 2019
Amended: Dec. 11, 2020
Amended: June 17, 2021

APPENDIX C – FUND SHARE BENEFICIAL OWNERSHIP BY TRUSTEE NOMINEES

The following table shows the dollar range of shares of the Funds and the aggregate dollar range of shares of the Optimum Fund Trust that are beneficially owned by each Trustee Nominee as of December 31, 2020.

	Brett	Robert	Durant	Pamela	Stephen	Robert	Jon	Susan	Robert
Fund	D. Wright	Pettman	Adams Hunter	J. Moret	P. Mullin	A. Rudell	Socolofsky	M. Stalnecker	J. Christian
Optimum Fixed Income Fund	None	None	$10,001–	$1–$10,000	Over	$50,000-	None	None	$50,001–
			$50,000		$100,000	$100,000			$100,000
Optimum International Fund	None	None	$10,001–	$1–$10,000	$10,001–	$10,001–	$10,001–	Over	$10,001–
			$50,000		$50,000	$50,000	$50,000	$100,000	$50,000
Optimum Large Cap Growth Fund	None	None	$10,001–	$10,001–	$50,001–	Over	$50,001–	None	$10,001–
			$50,000	$50,000	$100,000	$100,000	$100,000		$50,000
Optimum Large Cap Value Fund	None	None	$10,001–	$10,001–	$50,001–	Over	$10,001–	None	$10,001–
			$50,000	$50,000	$100,000	$100,000	$50,000		$50,000
Optimum Small-Mid Cap	None	None	$10,001–	$1–$10,000	$10,001–	$10,001–	$1–$10,000	None	$1–$10,000
Growth Fund			$50,000		$50,000	$50,000
Optimum Small-Mid Cap Value Fund	None	None	$10,001–	$10,001–	$1–	$10,001–	$1–$10,000	None	$10,001–
			$50,000	$50,000	$10,000	$50,000			$50,000
Aggregate Dollar Range of Equity	None	None	Over	$50,001–	Over	Over	Over	Over	Over
Securities in All Registered			$100,000	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000
Investment Companies Overseen
by Trustee in Family of
Investment Companies[1,2]
____________________

1	The ranges for equity securities ownership by each Trustee are: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.
2	Mr. Chavers is not currently a member of the Board and does not currently own shares of any Optimum Fund.

APPENDIX D — TRUSTEE COMPENSATION

The following table describes the aggregate compensation received by the current Independent Trustees from the Trust for the 12-month period ended March 31, 2021. Only the Independent Trustees received compensation from the Trust.

	Durant	Pamela	Stephen	Robert	Jon	Susan	Robert	Kevin
Trust	Adams Hunter	J. Moret	P. Mullin	A. Rudell	E. Socolofsky	M. Stalnecker	J. Christian	Chavers
Optimum Fund Trust	$119,625	$113,500	$113,500	$123,250	$123,250	$133,750	$145,750	N/A

APPENDIX E – PRINCIPAL OFFICERS OF THE TRUST

Auditor Name, Address,	Position(s) Held	Length of	Principal Occupation(s)
and Birth Date	with the Trust	Time Served	During Past 5 Years
David F. Connor	Senior Vice President	Senior Vice President	David F. Connor has served
100 Independence, 610	and Secretary	since May 2013;	in various capacities at
Market Street		Secretary since	different times at Macquarie
Philadelphia,		October 2005	Investment Management.*
PA 19106-2354

Dec. 1963

Daniel V. Geatens	Senior Vice President,	Senior Vice President	Daniel V. Geatens has served
100 Independence, 610	Treasurer and Chief	and Chief Financial	in various capacities at
Market Street	Financial Officer	Officer since	different times at Macquarie
Philadelphia,		Dec. 2019; Treasurer	Investment Management.*
PA 19106-2354		since Sept. 2007

Oct. 1972

A.G. Ciavarelli	Senior Vice President,	Senior Vice President	A.G. Ciavarelli has served
100 Independence, 610	General Counsel and	and General Counsel	in various capacities at
Market Street	Assistant Secretary	since June 2021;	different times at Macquarie
Philadelphia,		Assistant Secretary	Investment Management.*
PA 19106-2354		since Dec. 2004

July 1972
____________________

*	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Funds' investment manager, principal underwriter, and transfer agent.

APPENDIX F – AUDITOR INFORMATION

The following table shows:

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by PwC for the audit of the Trust’s annual financial statements and for services that normally are provided by PwC in connection with statutory and regulatory filings or engagements for those fiscal years.

Tax Fees. The aggregate fees billed in each of the last two fiscal years for tax-related services rendered by PwC. The tax-related services provided included the following: the review of income tax returns and the review of annual excise distribution calculations.

Affiliate Audit-Related Fees. The aggregate fees billed by PwC for services relating to the performance of the audit of the financial statements of DMC and other service providers under common control with DMC and that relate directly to the operations or financial reporting of the Trust. The audit-related services provided included the following: year-end audit procedures, reporting up and subsidiary statutory audits.

Aggregate Non-Audit Fees to the Fund, DMC and service provider affiliates. The aggregate non-audit fees billed by PwC for services rendered to the Trust, Covered Entities, and other service providers under common control with DMC.

	Audit	Tax	Affiliate	Aggregate
Trust	Fees	Fees	Audit-Related Fees	Non-Audit Fees
Optimum Fund Trust
3/31/21	$159,180	$29,175	$_____	$9,044,000
3/31/20	$159,155	$29,175	$_____	$5,607,000
Covered Entities
3/31/21	$_____	$_____	$918,282	$_____
3/31/20	$_____	$_____	$909,000	$_____

In connection with its selection of PwC, the Audit Committee has considered PwC’s provision of non-audit services to the Fund’s investment adviser and other service providers under common control with the investment adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

APPENDIX G – TRUSTEES AND OFFICERS OF DMC

The following persons have held the following positions with DMC during the past two years. The principal business address of each is 100 Independence, 610 Market Street, Philadelphia, Pennsylvania 19106-2354.

Shawn K. Lytle	President/Head of Global Macquarie Investment Management/Executive Director

John Leonard	Executive Vice President/Global Head of Equities/Executive Director

Brett Lewthwaite	Executive Vice President/Chief Investment Officer/Global Head of Fixed Income

Alexander Alston	Senior Vice President/Co-Head of Private Placements/Division Director

Christopher S. Beck	Senior Vice President/Chief Investment Officer – Small Cap Value/Mid-Cap Value Equity/Executive Director

David Brenner	Senior Vice President/Chief Administration Officer/Chief of Staff Macquarie Investment/Division Director

Adam H. Brown	Senior Vice President/Senior Portfolio Manager/Co-Head of High Yield/Division Director

Stephen J. Busch	Senior Vice President/Global Head of Fund Services and US SMA Operations/Managing Director, Investments Business Management/Division Director

Michael F. Capuzzi	Senior Vice President/Head of Investment Operations/US Chief Operating Officer/Division Director

Liu-Er Chen	Senior Vice President/Chief Investment Officer, Emerging Markets and Healthcare/Division Director

David F. Connor	Senior Vice President/General Counsel/Secretary/Division Director

Craig C. Dembek	Senior Vice President/Head of Credit Research/Executive Director

Joseph Devine	Senior Vice President/Chief Investment Officer, Global Ex-U.S. Equities/Division Director

W. Alexander Ely	Senior Vice President/Chief Investment Officer, Small/Mid-Cap Growth Equity/Division Director

Brad Frishberg	Senior Vice President/Chief Investment Officer, Global Listed Infrastructure/Division Director

J. David Hillmeyer	Senior Vice President/Senior Portfolio Manager/Head of Global and Multi-Asset Credit

James L. Hinkley	Senior vice President/Head of Global Product Development/Head of Special Projects/Division Director

Kashif Ishaq	Senior Vice President/Head of Investment Grade Corporate Bond Trading, Portfolio Manager/Division Director

Michael Kopfler	Senior Vice President/Global Head of Equity Trading/Division Director

Alex Kozhemiakin	Senior Vice President/Head of Emerging Markets Debt/Division Director

Frank G. LaTorraca	Senior Vice President/Co-Head of Private Placements/Division Director

Nik Lalvani	Senior Vice President/Chief Investment Officer-Large Cap Value/Division Director

Stefan Lowenthal	Senior Vice President/Chief Investment Officer-Global Multi-Asset/Division Director

Daniela Mardarovici	Senior Vice President/Co-Head of US Multisector/Core Plus Fixed Income/Division Director

John P. McCarthy	Senior Vice President/Senior Portfolio Manager/Co-Head of High Yield/Division Director

Carleen Michalski	Senior Vice President/Head of Global Product Development/Division Director

Francis X. Morris	Senior Vice President/Chief Investment Officer, Core Equity/Executive Director

Brian L. Murray, Jr.	Senior Vice President/Global Chief Compliance Officer/Division Director

Susan L. Natalini	Senior Vice President/Chief Operations Officer – Equity and Fixed Income Investments/Division Director

Philip O. Obazee	Senior Vice President/Head of Derivatives/Division Director

Terrance M. O’Brien	Senior Vice President/US Head of Quantitative and Markets Research/Division Director

Mansur Z. Rasul	Senior Vice President/Portfolio Manager/Head of Emerging Markets Credit Trading/Associate Director

Richard Salus	Senior Vice President/Global Head of Fund Services/Division Director

Neil Siegel	Senior Vice President/Chief Marketing and Product Officer/Global Head of Marketing and Product/Executive Director

John C. Van Roden III	Senior Vice President/ Head of Municipal Trading

Gary T. Abrams	Vice President/Head of International Equity Trading/Associate Director

Jamie Chiarieri	Vice President/Senior Private Placements Analyst/Senior Manager

A.G. Ciavarelli	Vice President/Associate General Counsel/Assistant Secretary/Associate Director

Kishor K. Daga	Vice President/Institutional Account Services/Associate Director of US Portfolio Administration/Associate Director

Euclyn Denton	Vice President/Senior Manager of US Fund Administration

Michael E. Dresnin	Vice President/Associate General Counsel/Assistant Secretary/Division Director

Joel A. Ettinger	Vice President/Taxation/Associate Director

William J. Fink	Vice President/Deputy Chief Compliance Officer/Senior Manager

Joseph A. Fiorilla	Vice President/Head of US Trading Operations/Associate Director

Daniel V. Geatens	Vice President/Head of US Fund Administration/Division Director

Stephen Hoban	Vice President/Controller/Chief Financial Officer/Treasurer/Associate Director

Jerel A. Hopkins	Vice President/Associate General Counsel/Assistant Secretary/Division Director

Michael Q. Mahoney	Vice President/Fund Administration/Head of US Service Provider Manager/Associate Director

Francis Magee	Vice President/Senior Manager, US Fund Administration

Andrew McEvoy	Vice President/Trade Settlements/Associate Director of US Transaction Management

Peter T. Pan	Vice President/Head of US SMA Trading/Associate Director

Jennifer Shields	Vice President/Associate General Counsel/Assistant Secretary/Associate Director

William Speacht	Vice President/Deputy Chief Compliance Officer/Division Director

Kelly Vaughan	Vice President/MIM Americas Client Service Manager/Senior Manager

Emilia P. Wang	Vice President/Associate General Counsel/Assistant Secretary/Associate Director

Lauren Weintraub	Vice President/Senior Equity Trader/Senior Manager

Kathryn R. Williams	Vice President/Associate General Counsel/Assistant Secretary/Division Director

Joseph Zalewski	Vice President/Senior Credit Analyst-Distressed Debt/Associate Director

Jesse Chai	Assistant Vice President/Equity Research Associate/Executive

Damian Deile	Assistant Vice President/Head of US SMA Operations and Accounting/Associate Director

Molly Graham	Assistant Vice President/Legal Services Manager

Douglas Hayes	Assistant Vice President/Equity Analyst/Manager

Bernard Holst Jr.	Assistant Vice President/Head of US SMA Trade Operations and Accounting/Associate Director

Earthen Johnson	Assistant Vice President/Associate General Counsel/Assistant Secretary/Associate Director

Barry Klein	Assistant Vice President/Senior Equity Analyst/Associate Director

Debra J. Lenzner	Assistant Vice President/Legal Services Manager

Jagpaul Singh	Assistant Vice President/Product Manager

Antoinette Robbins	Senior Compliance Officer/Senior Manager

Sandy Lenoir	Anti-Money Laundering Officer/Division Director

APPENDIX H – NUMBER OF SHARES OF EACH FUND OUTSTANDING

AS OF THE RECORD DATE

		Shares
Fund Name	Class	Outstanding
Optimum Fixed Income Fund	Institutional Class	288,000,126
	Class A	2,452,964
	Class C	8,763,633
Optimum International Fund	Institutional Class	59,879,833
	Class A	465,207
	Class C	1,436,821
Optimum Large Cap Growth Fund	Institutional Class	73,396,171
	Class A	1,182,392
	Class C	4,287,385
Optimum Large Cap Value Fund	Institutional Class	87,420,258
	Class A	1,171,165
	Class C	3,452,438
Optimum Small-Mid Cap Growth Fund	Institutional Class	36,152,453
	Class A	254,646
	Class C	977,563
Optimum Small-Mid Cap Value Fund	Institutional Class	44,489,616
	Class A	235,731
	Class C	813,438

PRX-OPTBRD-721

FORM OF PROXY CARD

100 INDEPENDENCE 610 MARKET STREET PHILADELPHIA, PA 19106-2354
SCAN TO VIEW MATERIALS &VOTE

To vote by Internet
1)Read the Proxy Statement and have the proxy card below at hand. 2)Go to website www.proxyvote.com or scan the QR Barcode above 3)Follow the instructions provided on the website.

To vote by Telephone
1)Read the Proxy Statement and have the proxy card below at hand. 2)Call 1-800-690-6903 3)Follow the instructions.

To vote by Mail
1)Read the Proxy Statement. 2)Check the appropriate box on the proxy card below. 3)Sign and date the proxy card. 4)Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	D57199-S26054	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following:

1.	Election of Trustees
	Nominees:

	1)	Kevin Chavers	6)	Robert Pettman
	2)	Robert J. Christian	7)	Robert A. Rudell
	3)	Durant Adams Hunter	8)	Jon Socolofsky
	4)	Pamela J. Moret	9)	Susan M. Stalnecker
	5)	Stephen P. Mullin	10)	Brett D. Wright

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

☐	☐	☐

2.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of

Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

D57200-S26054

OPTIMUM FUND TRUST

Optimum Large Cap Growth Fund
Optimum Large Cap Value Fund
Optimum Small-Mid Cap Growth Fund
Optimum Small-Mid Cap Value Fund
Optimum International Fund
Optimum Fixed Income Fund

The undersigned hereby appoints A.G. Ciavarelli, Jennifer Shields and Jerel Hopkins, and each of them, the attorneys and proxies of the undersigned, with right of submission, to vote all shares of the Fund as indicated on the reverse side which the undersigned is entitled to vote, at the 2021 Special Meeting of Optimum Fund Trust, to be held virtually on August 26, 2021 at 12:30 pm, Eastern Time, or any continuation following an adjournment thereof, and on any other matters that may arise in the meeting, or any continuation following an adjournment thereof, in accordance with their best judgment.

You are encouraged to specify your choices by marking the appropriate box, but you need not mark any box if you wish to vote in accordance with the Board of Trustees' recommendations; just sign, date and return this proxy in the enclosed envelope. To register to attend the Virtual Shareholder meeting visit the website: https://viewproxy.com/OptimumFunds/broadridgevsm/

Please sign and date the proxy card on the reverse side.

Unsigned cards will not be counted.